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                                       UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C. 20549


                                         FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                              SECURITIES EXCHANGE ACT OF 1934


                             Date of Report: November 17, 1998


                              Commission File Number 1-11422


                              PENNCORP FINANCIAL GROUP, INC.
                  (Exact name of Registrant as specified in its charter)


                 Delaware
      (State or other jurisdiction
            of incorporation or                          13-3543540
              organization)                 (I.R.S. employer identification no.)
            590 Madison Avenue                              10022
            New York, New York                           (Zip code)
 (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 896-2700






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Item 5. Other Events

         On November 16, 1998, the Registrant entered into the Amendment No. 4 and Waiver dated as of November 16, 1998 to the Credit Agreement, dated as of March 12, 1997, by and among the Registrant, the lenders signatory to the Credit Agreement and The Bank of New York, filed herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (C)      Exhibits.

                  99.1     Amendment No. 4 and Waiver to Credit Agreement.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PENNCORP FINANCIAL GROUP, INC.



                            By:/s/Scott D. Silverman
                               ---------------------
                               Scott D. Silverman
                               Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Date: November 17, 1998


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                                INDEX TO EXHIBITS

Exhibit Number             Description

      99.1                 Amendment No. 4 and Waiver to Credit Agreement.

                                                                    EXHIBIT 99.1









                           AMENDMENT NO. 4 and WAIVER

                          Dated as of November 16, 1998

                                       to

                                CREDIT AGREEMENT

                           Dated as of March 12, 1997


     PENNCORP FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), the lenders signatory to the Credit Agreement referred to below (the "Banks"), the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent"), hereby agree as follows:

             1. Credit Agreement. Reference is hereby made to the Credit Agreement, dated as of March 12, 1997, among the Company, the Banks, the Agents and the Administrative Agent (as amended, modified or waived prior to the date hereof, the "Credit Agreement"). Terms used in this Amendment and Waiver (this "Amendment and Waiver") that are defined in the Credit Agreement and are not otherwise defined herein are used herein with the meanings therein ascribed to them. The Credit Agreement as modified by this Amendment and Waiver is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

             2.  Amendments.  (a) Section 9 of the Credit Agreement is hereby amended by adding:

                         (i) the word "or" at the end of present subsection (o);

                         (ii) a new subsection "(p)" thereto reading as follows:

                           "(p) The Company shall fail to receive (i) the payments due to be made pursuant to the terms of certain of the Surplus Notes and (ii) tax sharing payments, together in the aggregate amount of $13,650,000 on or before the close of business on November 20, 1998; and"; and

                         (iii)  a  new  subsection   "(q)"  thereto  reading  as
                    follows:

                           "(q) The Company  shall fail to deliver to the Banks,
                           (i) on or before November 20, 1998, all information furnished prior to the Effective Date, or (ii) within three Business Days, all information furnished after the Effective Date, by the Company to the Commissioner of Insurance of the Texas Department of Insurance pursuant that certain letter agreement dated September 22, 1998 from the Company and its Subsidiaries addressed to the Commissioner of Insurance of the Texas Department of Insurance."


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                      (b)  Section  11.03  of the  Credit  Agreement  is  hereby amended by:

                         (i) deleting from  subparagraph  (c) the words "(A) the
                    protection, preservation, exercise or enforcement of any of its rights in, under or related to or the Loan Documents or
                    (B)";

                         (ii)   changing  the  "."   appearing  at  the  end  of
                    subparagraph (c) to "; and"; and

                         (iii) adding a new subparagraph (d) reading as follows:

                           "(d) (i) include, as one of the "disbursements" of Winthrop, Stimson, Putnam & Roberts referred to in subparagraph (b) of this Section 11.03, the reasonable fees and disbursements of Ernst & Young LLP, and Winthrop, Stimson, Putnam & Roberts and shall pay the amount thereof promptly upon the submission by Winthrop, Stimson, Putnam & Roberts to the Company of an invoice of Ernst & Young LLP, specifying such fees and disbursements, it being understood that Ernst & Young shall submit such invoices on a monthly basis; and

                           (ii) notwithstanding anything to the contrary contained in subparagraph (c) of this Section 11.03, pay or reimburse each Bank for all reasonable costs and expenses (including reasonable fees and disbursements of any legal counsel employed or retained by such Bank) incurred by such Bank from and including, November 2, 1998, in connection with, or arising out of, or in any way related to, consulting with respect to and attending meetings relating to the protection, preservation, exercise, enforcement, waiver or amendment, of any of its rights in, to or related to the Loan Documents, any such costs and expenses to be reimbursed promptly after the submission of an invoice specifying such cost and expense."

             3. Waivers. (a) The Banks hereby waive compliance with Section 8.19 of the Credit Agreement to the extent that any non-compliance resulted from the failure to deliver the Pledged Securities and Surplus Notes by the time set forth in Section 8.19 of the Credit Agreement.

                      (b) The Banks hereby waive compliance with Section 8.01(a) and (b) of the Credit Agreement for the period from and including the Effective Date through and including March 30, 1999 (the "Waiver Period"), to the extent that any non-compliance results solely from the failure to deliver the financial statements, balance sheets and certificates required by such Section 8.01(a) and
(b) on a due date that is not a Business Day; provided that, notwithstanding the foregoing, the Company shall deliver such financial statements, balance sheets and certificates to each of the Banks no later than the next succeeding Business Day.

                      (c) The Banks hereby waive compliance with Section 8.10 of the Credit Agreement for the Waiver Period to the extent that any non-compliance results solely from the $145,000,000 mark to market adjustment required by GAAP of the fair market value of the PennUnion Companies as discussed in the Company's Form 10-Q filed with the Securities and Exchange Commission ("SEC") for the fiscal quarter ending September 30, 1998.

                      (d) The Banks hereby waive compliance with Section 8.11 of the Credit Agreement for the Waiver Period to the extent that any non-compliance results solely from the $15,900,000 increase in disability claim reserves (non-cash), for Pennsylvania Life Insurance Company during the three month period ended September 30, 1998.

                      (e) The Banks hereby waive compliance with Section 8.13 of the Credit Agreement for the Waiver Period to the extent that any non-compliance results solely from the $145,000,000 mark to market adjustment required by GAAP of the fair market value of the Penn Union Companies as discussed in the Company's Form 10-Q filed with the SEC for the fiscal quarter ending September 30, 1998.

                      (f) The Banks hereby waive compliance with Section 8.16 of the Credit Agreement to the extent that any non-compliance results solely from the capital contributions by the Company to Kivex, Inc. (i) prior to the Effective Date (as defined in Section 5), in the aggregate amount of $1,125,000, for the purpose of funding capital and other costs and expenses of Kivex, Inc. and (ii) subsequent to the Effective Date and on or prior to December 31, 1998 for the purpose of funding the payment by Kivex, Inc. of the salaries, at the rates in effect on the Effective Date, of Kivex, Inc.'s employees that were employees on the Effective Date, which capital contributions were not and, in the case of the capital contributions referred to in clause (ii), would not be, in compliance with Section 8.16 but for this Waiver.


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                      (g) The Banks hereby waive compliance with Section 8.19 of the Credit Agreement to the extent that any non-compliance results solely from the capital contributions by the Company to Kivex, Inc. (i) prior to the Effective Date, in the aggregate amount of $1,125,000, for the purpose of funding capital and other costs and expenses of Kivex, Inc. and (ii) subsequent to the Effective Date and on or prior to December 31, 1998 for the purpose of funding the payment by Kivex, Inc. of the salaries, at the rates in effect on the Effective Date, of Kivex, Inc.'s employees that were employees on the Effective Date, which capital contributions were not and, in the case of the capital contributions referred to in clause (ii), would not be, in compliance with Section 8.19 but for this Waiver.

             4. Fees. The Company agrees to pay, by 4:00 P.M. New York City time on November 16, 1998, a fee to each Bank, in an amount equal to .25% of such Bank's Commitment on November 16, 1998. Such fees, once paid, shall not be refundable in whole or in part, and the failure to make any such payment when due shall constitute an Event of Default under the Credit Agreement.

             5. Effective Date. The amendments and waivers provided for herein shall be effective as of the date first written above (the "Effective Date"), but shall not become effective as of such date until this Amendment and Waiver has been executed by the Company, the Majority Banks and the Administrative Agent. Execution of this Amendment and Waiver by the Company shall be deemed a representation and warranty made by the Company on the Effective Date that no other Events of Default exist as of the Effective Date other than those specifically referred to and waived herein. The failure of such representation and warranty to be accurate and complete when made shall constitute an Event of Default under the Credit Agreement.

             6. Governing Law. This Amendment and Waiver shall be governed by, and construed in accordance with, the law of the State of New York.

             7. Counterparts. This Amendment and Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment and Waiver by signing any such counterpart.


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             IN WITNESS  WHEREOF,  the parties hereto have caused this Amendment
No. 4 and Waiver to be duly executed as of the day and year first above written.


                              PENNCORP FINANCIAL GROUP, INC.


                              By:/s/Keith A. Maib
                                 -----------------------------------------
                                   Name: Keith A. Maib
                                   Title: President & CEO


                              THE BANK OF NEW YORK, as
                                   Administrative Agent and as a Bank


                              By:/s/Peter Helt
                                 -----------------------------------------
                                   Name: Peter Helt
                                   Title: Vice President


                              THE CHASE MANHATTAN BANK, as a
                                   Managing Agent and as a Bank


                              By:/s/Glenn R. Meyer
                                 -----------------------------------------
                                   Name: Glenn R. Meyer
                                   Title: Managing Director


                              THE FIRST NATIONAL BANK OF CHICAGO,
                                   as a Managing Agent and as a Bank


                              By:/s/Richard A. Peterson
                                 -----------------------------------------
                                   Name: Richard A. Peterson
                                   Title: First Vice President


                              NATIONSBANK, N.A., as a Managing Agent
                                   and as a Bank


                              By:/s/William E. Livingstone, IV
                                 -----------------------------------------
                                   Name: William E. Livingstone, IV
                                   Title: Senior Vice President


                              FLEET NATIONAL BANK, as a Co-Agent
                                   and as a Bank


                              By:/s/William A. Bagby
                                 -----------------------------------------
                                   Name: William A. Bagby
                                   Title: Senior Vice President



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                              MELLON BANK, N.A., as a Co-Agent
                                   and as a Bank


                              By:/s/Gary A. Saul
                                 -----------------------------------------
                                   Name: Gary A. Saul
                                   Title: Vice President


                              BANK OF MONTREAL, as a Co-Agent
                                   and as a Bank


                              By:
                                 -----------------------------------------
                                   Name:
                                   Title:


                              CIBC INC., as a Co-Agent and as a Bank


                              By:/s/Gerald Girardi
                                 -----------------------------------------
                                   Name: Gerald Girardi
                                   Title: Executive Director
                                            CIBC Oppenheimer Corp., as Agent


                             DRESDNER BANK AG, NEW YORK BRANCH &
                                   GRAND CAYMAN BRANCH, as a Co-Agent
                                   and as a Bank


                             By:/s/Anthony C. Valencourt     /s/Lloyd C. Stevens
                                 -----------------------------------------
                                   Name: Anthony C. Valencourt  Lloyd C. Stevens
                                   Title: Senior Vice President   Vice President


                              SUNTRUST BANK, CENTRAL FLORIDA
                                   NATIONAL ASSOCIATION


                              By:
                                 -----------------------------------------
                                   Name:
                                   Title:


                              BANK ONE, TEXAS N.A.


                              By:
                                 -----------------------------------------
                                   Name:
                                   Title:





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                              FIRST UNION NATIONAL BANK


                              By:/s/Kimberly Shaffer
                                 -----------------------------------------
                                   Name: Kimberly Shaffer
                                   Title: Vice President


                              LTCB TRUST COMPANY


                              By:/s/Jun Ebihara
                                 -----------------------------------------
                                   Name: Jun Ebihara
                                   Title: SVP


                              ING (U.S.) CAPITAL CORPORATION


                              By:
                                 -----------------------------------------
                                   Name:
                                   Title:



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